SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 25, 2005
EVERGREEN SOLAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-31687	04-3242254

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
138 Bartlett Street
Marlboro, Massachusetts 01752

(Address of principal executive offices)
(508) 357-2221

(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
     On November 25, 2005, Evergreen Solar, Inc. (“Evergreen”) and Q-Cells AG, a stock corporation incorporated under the laws of Germany (“Q-Cells”), entered into a Master Joint Venture Agreement (the “Master Joint Venture Agreement”) with Renewable Energy Corporation ASA, a stock corporation organized under the laws of Norway (“REC”), whereby REC will acquire from Evergreen and Q-Cells, for EURO 4,680,000, a 15% ownership position in EverQ GmbH (“EverQ”), a strategic partnership between Evergreen and Q-Cells that is currently building a 30-megawatt solar wafer, cell and module manufacturing plant in Thalheim, Germany. REC will obtain 11.1% of the outstanding equity of EverQ directly from Evergreen and 3.9% of the outstanding equity of EverQ directly from Q-Cells. In return, REC has agreed to provide a seven-year commitment to supply Evergreen and EverQ with up to 250 metric tons of solar-grade silicon annually and has agreed to share some of its proprietary manufacturing technology.
     EverQ will be governed by a four-member advisory board consisting of two Evergreen representatives, one Q-Cells representative and one REC representative. However, the parties have agreed that certain corporate actions of EverQ will require the approval of at least one designee of each of Evergreen, Q-Cells and REC. Under the terms of the Master Joint Venture Agreement, Evergreen has agreed to give to each of Q-Cells and REC, respectively, a right of first refusal to participate in specified future joint ventures that Evergreen may decide to undertake for development of manufacturing facilities outside the United States and Q-Cells and REC have each agreed not to engage in certain ribbon technology-related activities during the term of the Master Joint Venture Agreement and for a period of two years after its expiration. The Master Joint Venture Agreement may be terminated by any of the parties after January 1, 2012 upon six months’ notice, by mutual agreement of the parties, or by any of the parties who are not in material breach in the case of a material breach by one party.
     Under the terms of the agreements for the seven-year supply, REC has committed to supply Evergreen with 60 metric tons and EverQ with between 160 and 190 metric tons of solar-grade silicon annually. It is currently anticipated that when REC establishes additional facilities for the production of silicon, it will offer to EverQ a second long-term supply agreement that would substantially increase REC’s supply of silicon to EverQ. Should REC offer this second supply agreement, REC will be entitled to increase its ownership stake in EverQ to as much as one-third. The Master Joint Venture Agreement contemplates that Q-Cells will also be able to increase its ownership stake in EverQ up to one-third.
     In addition, each of Evergreen, Q-Cells and REC have entered into separate License & Technology Transfer Agreements with EverQ (each a “License Agreement” and collectively, the “License Agreements”). Pursuant to the License Agreements, each of Evergreen, Q-Cells and REC will each license to EverQ certain of their respective proprietary technologies necessary for the manufacture of solar products. The licenses are provided on a royalty-free basis during the term of the Master Joint Venture Agreement, except that certain new material intellectual property that Evergreen, REC or Q-Cells may develop in the future is to be provided on a royalty-bearing basis.
     In addition, Evergreen and REC have entered into a Technology Co-Operation Agreement (the “Technology Co-Operation Agreement”). Under the Technology Co-Operation Agreement, the parties agree to endeavor to jointly develop improvements to Evergreen’s manufacturing processes. Additionally, the Technology Co-Operation Agreement provides that prior to 2010, should Evergreen determine to commercially license its string ribbon technology to third parties, REC shall have a first opportunity to negotiate such a license with Evergreen.
     This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws. Evergreen cautions you that any statements contained in this Current Report on Form 8-K which are not strictly historical statements constitute forward-looking statements. Such statements include, but are not limited to, statements relating to: Evergreen’s expectations regarding future silicon supply from REC; the future performance of EverQ and the ability to reduce the costs of producing solar products; the establishment of manufacturing facilities outside of the United States; the development of proprietary technologies; and the future ownership of EverQ. These statements are neither promises nor guarantees and involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. Such risks and uncertainties include, among other things, the following factors: the terms and conditions of the Master Joint Venture Agreement, the License Agreements, the Technology Co-Operation Agreement and the organizational documents of EverQ; the market for solar power products is emerging and rapidly developing; market demand for solar power products such as Evergreen’s products is uncertain; the market for products such as Evergreen’s solar power products is heavily influenced by federal, state, local and foreign government regulations and policies, as well as the availability and size of government subsidies and economic incentives, over which Evergreen has little control; and the success of its partnership with Q-Cells and REC is subject to numerous risks associated with the development of manufacturing facilities in international markets and depends on many factors that are outside of Evergreen’s control, including the availability of government grants, contributions by Q-Cells and REC and the ability to develop new technologies that will reduce the cost of solar products. In addition to the foregoing factors, the other economic, competitive, governmental, technological and other risk factors identified in Evergreen’s filings with the Securities and Exchange Commission – including Evergreen’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, originally filed on March 10, 2005 and amended on April 29, 2005 and Quarterly Report on Form 10-Q for the quarter ended October 1, 2005, filed on November 10, 2005 (copies of which may be obtained at the SEC’s website at: www.sec.gov) – could impact the forward-looking statements contained in this press release. Readers should not place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Evergreen disclaims any obligation to publicly update or revise any such statements to reflect any change in Evergreen’s expectations, or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.
Item 7.01. Regulation FD Disclosure
     On November 28, 2005, Evergreen issued a press release announcing that it had entered into the Master Joint Venture Agreement. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act, as amended, but is instead “furnished” in accordance with that instruction.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

99.1	Evergreen Solar, Inc. Press Release dated November 28, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN SOLAR, INC.
By:	/s/ Richard G. Chleboski
Richard G. Chleboski
Chief Financial Officer, Vice President, Treasurer and Secretary

Dated: November 29, 2005

INDEX TO EXHIBITS

Exhibit
No.	Description
99.1	Press Release dated November 28, 2005.